SUMMARY PROSPECTUS

January 30, 2017

Class A Shares Ticker: SGFAX
Class C Shares Ticker: SGFZX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://theworldfundstrust.com. You may also obtain this information at no cost by calling 1-800-673-0550. The Fund’s Prospectus and Statement of Additional Information, both dated January 30, 2017 are incorporated by reference into this Summary Prospectus.

Investment Objective

The primary investment objective of the Strategic Global Long/Short Fund (the “Fund”) is to provide long term capital appreciation and income generation. A secondary objective is to seek to preserve capital in down markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Distribution Arrangements” of this prospectus and in the section “Distribution” in the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.00%		None

Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None(1)		2.00%

Redemption Fee (if redeemed within 60 days of purchase as a percentage of amount redeemed)	2.00%		2.00%

Exchange Fee	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.10%		1.10%
Distribution (12b-1) and Service Fees	0.25%		1.00%
Other Expenses	1.45%		1.45%
Total Annual Fund Operating Expenses	2.80%		3.55%

Fee Waivers and/or Expense Reimbursements(2)	(0.85%	)	(0.85%	)

Total Annual Fund Operating Expenses (after fee waivers and expense reimbursements)(2)	1.95%		2.70%

(1) With respect to certain purchases made without the imposition of a sales charge at the time of purchase, you may be charged a 1.00% redemption fee on Class A Shares if you redeem your shares within one year after you purchase them.

(2) Strategic Asset Management, Ltd. (the “Adviser”) has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) do not exceed 1.70% of the average daily net assets of the Fund. The Adviser may not terminate this expense limitation agreement prior to January 31, 2018. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the Fund. The Adviser may not terminate this expense limitation agreement prior to January 31, 2018. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$688	$1,248	$1,834	$3,413
Class C Shares	$473	$1,010	$1,768	$3,763

If you did not redeem your shares, your cost for the one-year period would be:

Share Class	1 Year
Class C Shares	$273

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal period, the Fund’s portfolio turnover rate was 342.2% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest primarily in equity securities of U.S. and foreign companies. The Fund has a flexible investment strategy and may invest in equity securities regardless of market capitalization (small, medium, or large) and style (growth or value). The Fund invests in value equity securities, which is buying equity securities that appear to be undervalued. The Fund also invests in growth equity securities; an investment strategy that emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. These securities include common and preferred stocks, rights and warrants, and securities convertible into equity securities. The Fund will normally be invested in at least three countries (one of which may be the United States) and will invest at least 40% of its net assets either long or short in securities of foreign companies (including depositary receipts). For these purposes, “foreign companies” are firms that are organized or generate a majority (greater than 50%) of their revenue outside the United States, or otherwise expose the assets of the Fund to the economic fortunes and risks of countries other than the United States, or securities of issuers that are organized under the laws of a foreign country (e.g., through the use of derivatives or investments in other investment companies as described below). The Fund may invest in the securities of issuers located in emerging market countries. The Fund considers an “emerging market country” to be one whose economy or markets are generally considered to be emerging or developing.

The Fund’s portfolio is constructed by taking long positions in companies that Strategic Asset Management, Ltd. (the “Adviser”), the Fund’s investment adviser, believes are undervalued and sells short the securities that the Adviser believes are overvalued (i.e., short positions). A short sale is the sale by the Fund of a borrowed security (i.e., one that it does not own). When the Fund takes a long position with respect to a particular security, the Fund purchases a security with the expectation that the price of the security will appreciate in the future. When the Fund sells securities short, the Fund takes a position with respect to that security that reflects its expectation that the price of the security will decline in the future.

On the long side, the Adviser uses a “top-down” approach in choosing positions. We begin with a macroeconomic overview to identify countries, sectors and industries we believe offer opportunities. We analyze macroeconomic indicators, emphasizing the social, political and monetary conditions to better understand the financial and associated risks. Next, we perform technical analysis to determine the price history of securities along with time and volume information. Then we perform fundamental analysis looking for companies with strong business fundamentals and growth prospects, companies capable of generating cash flow and that are undervalued relative to their peers. The Adviser may consider companies within industries with a sustainable competitive advantage.

The Adviser focuses on companies for “short” positions that it believes have less attractive or deteriorating growth prospects, cash flow streams, investor interest, and may underperform the overall equity market, but always taking into account, securities that are difficult to short due to size and low liquidity and eliminates short positions with risk profiles the Adviser considers unattractive. These companies could have high leverage or poor earnings quality. The Adviser also will look at the industry where a company belongs and if it is a declining industry will consider using short positions. With respect to the long positions, this means that, depending on the Adviser’s overall outlook of market, economic and other conditions, the Fund could at any given time have more that 100% of its net assets in long positions (i.e., the Fund’s portfolio is leveraged). With respect to the short positions, this means that, depending on the Adviser’s overall outlook of market, economic and other conditions, the Fund could at any given time borrow securities in an amount of up to 40% of the Fund’s net assets and sell them with the view that the value of those positions will decline.

The Fund intends to maintain a net long exposure; however, under certain circumstances such as poor market conditions, high market valuations, economic turmoil or crisis, the short positions may be close to or surpass the size of the overall long position. The Adviser expects that the Fund’s long positions may range from 100% to 140% and its short positions may range from 0% to 40%.

The Fund uses derivatives and other leveraged instruments to increase and decrease its exposure to equities. The Fund may hold long and short positions in derivatives in order to manage risk or amplify returns. The Adviser will primarily use options to generate income from equity securities by writing “covered calls.” The Adviser anticipates that covered calls will be used not only to increase income but also to reduce risk in the Fund’s portfolio. The Fund may use puts to manage risk on long equity positions or to acquire stock under certain market conditions. Additionally, the Fund may use derivatives such as forward foreign currency contracts for hedging foreign currency exposure that means that they may be used when the Adviser seeks to protect the Fund’s investments from currency fluctuations.

The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”). The Fund may invest in real estate investment trusts (“REITs”), and real estate operating companies. The Fund may invest directly in currencies. The Fund may invest in securities denominated in any currency.

While the Fund will invest primarily in equity securities of U.S. and foreign companies, it may also invest in fixed income securities for both capital appreciation and income generation. The Fund may invest in fixed income securities with remaining maturities of up to ten years, including investment grade and high-yield (or “junk”) corporate bonds, and foreign sovereign and foreign agency debt; money market instruments; ETFs that trade on U.S. and other exchanges and seek to track the performance of securities indices for the markets, sectors, and industries in which the Fund may invest directly; shares of other investment funds (to the extent permitted by applicable law); and other investments, like CDs and fixed-income linked structured notes, that the Adviser believes are likely to help the Fund achieve its investment objective. The Fund will not invest in junk bonds rated below B- by any of the credit rating agencies.

The Adviser may sell or reduce the Fund’s position in a security (i) when it approaches the Adviser’s estimate of its fair value, (ii) when its economic fundamentals have deteriorated, or (iii) when the facts surrounding the reason to originally put the security in the Fund’s portfolio have changed.

Principal Risks

Risk is inherent in all investing. A summary description of the principal risks of investing in the Fund is mentioned below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose part or all of your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk of Equity Securities. By investing in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, the Fund’s equity investments may underperform particular sectors of a given market or the equity market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio.

Risks of Other Equity Securities. Most convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. Preferred stock generally ranks behind debt securities in claims for dividends and assets of the issuer in a liquidation or bankruptcy. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than that of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Market Risk of Fixed Income Securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities. These risks may be greater in the current market environment because certain interest rates are near historically low levels. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. The Fund’s debt security investments may underperform particular sectors of the debt market or the debt market as a whole. Most high yield investments pay a fixed rate of interest and are therefore vulnerable to inflation risk. The obligor of a fixed-income instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement.

Foreign Investment Risk. Foreign investment risks include foreign security risk, foreign currency risk and foreign sovereign risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Foreign Sovereign Risk. Foreign governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results within the foreign country, changes in interest and exchange rates, changes in debt ratings, changing political sentiments, legislation, policy changes, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems.

Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have less government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Small-Cap, Mid-Cap and Micro-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions. Investments in micro-capitalization companies are subject to many of the same risks associated with investments in small-capitalization and mid-capitalization companies, although to a greater degree given they are generally much smaller size. Investment in small, mid-sized and micro-capitalization company stocks can be volatile and cause the value of the Fund’s investments to go up and down, sometimes abruptly or dramatically.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

REIT Risk. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred indirectly by the Fund. Investments in REITS also involve the following risks: limited financial resources, infrequent or limited trading, and abrupt or erratic price movements. To the extent the Fund invests in foreign REITS, most of its distributions will be taxable as ordinary income (to the extent they come from mortgage interest and rents), rather than qualifying for the lower rate on qualified dividends. Thus, an investment in the Fund may not be suitable for taxable entities.

Real Estate Operating Companies. The Fund may invest in real estate operating companies (“REOCs”), which are publicly traded real estate companies that have not elected to be taxed as REITs. Reasons for not making that election may include: (a) a REOC may carry forward net operating losses; (b) a REOC may operate lines of businesses that generate income and would not qualify as a business that a REIT may operate and would not retain its tax status; and (c) a REOC may retain and reinvest its earnings whereas a REIT must distribute substantially all of its taxable income every year to retain its tax status.

Value Investing Risk. There is a risk that the value of securities may not increase in price as anticipated by the Adviser, and may even decline further in value, if other investors fail to recognize the company’s value, or favor investing in faster-growing companies, or if the events or factors the Adviser believes will increase a security’s market value do not occur.

Portfolio Turnover Risk. The Fund may have a high degree of turnover in its investment portfolio, which may increase its costs and adversely affect the Fund’s performance. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, it may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value. This risk may be more pronounced for the Fund’s investments in developing or emerging market countries.

Credit and Counterparty Risk. The issuer or guarantor of a fixed income security or the counterparty to an over-the counter derivatives contract may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

The Fund’s investments in fixed income securities subject it to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing the Fund’s share price and income level.

Interest Rate Risk. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. The Fund also will face interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities.

High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Structured Note Risk. Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). Structured notes expose the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in value of the reference measure. The value or interest rate of a structured note may increase or decrease if the value of the reference measure increases. Similarly, the value of a structured note may increase or decrease if the value of the reference measure decreases. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.

Short Sales Risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase.

Derivative Risk. Derivatives are investments the value of which is “derived” from the value of an underlying asset (including an underlying security), reference rate or index. The Fund may utilize derivatives that include options, swaps and futures contracts on securities or securities indices. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the Fund uses derivatives to “hedge” the overall risk of its portfolio, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the Fund’s portfolio. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

Options. The Fund’s use of options may involve other risks than those associated with investing directly in the underlying securities or currencies. Derivatives, such as options, involve risks of improper valuation and ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security or currency. The Fund will realize a gain or loss upon the expiration or closing of the option contract. The risk in writing (selling) a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised.

Futures Contracts. The successful use of futures contracts depends upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Swaps. The Fund may utilize total return swaps, from time to time, to receive the return of a reference asset such as an individual security or an index. In a total return swap, the portfolio typically would pay a set rate or a financing cost, which is normally based on a floating rate. In exchange, the portfolio would receive the return of a particular reference asset. However, if the underlying asset declines in value over the term of the swap, the Fund will be required to pay the dollar value of that decline to the counterparty. The use of total return swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Adviser. As a result, there is a risk that the investment performance of the Fund’s portfolio would be less favorable than it would have been if total return swaps were not used.

Forward Foreign Currency Contracts. Forward foreign currency contracts are a type of derivative contract where by the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These contracts are individually negotiated and privately traded such that they are dependent upon the creditworthiness of the counterparty and subject to counterparty risk. The Fund’s use of these derivatives may amplify losses such that the loss on leveraged transactions may substantially exceed the initial investment.

Leveraging Risk. Certain Fund transactions, including taking short positions in financial instruments, may give rise to a form of leverage. Economic leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions. Certain derivatives that give rise to leverage, have the potential for unlimited loss, regardless of the size of the initial investment.

Other Investment Company Risk. Investments in shares of other investment companies (including mutual funds and ETFs) will expose the Fund to the risks associated with the securities and other investments held by those other investment companies. In addition, the Fund’s ability to achieve its investment objective will depend, at least in part, upon the ability of any underlying funds to achieve their investment objectives.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Management Risk. The skill and judgment of the Adviser in selecting investments will play a significant role in the Fund’s ability to achieve its investment objective.

New Fund Risk. The Fund is recently formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences.

PERFORMANCE HISTORY

The Fund recently commenced operations and, as a result, does not have a full calendar year of performance history. In the future, performance information will be presented in this section of the Prospectus. Performance information will contain a bar chart and table that provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for certain time periods as compared to a broad measure of market performance. Investors should be aware that past performance is not necessarily an indication of how the Fund will perform in the future.

Updated performance information is available by calling toll-free (800) 673-0550.

Investment Adviser

Strategic Asset Management, Ltd., a Cayman Islands corporation, is the adviser to the Fund.

Portfolio Manager

Mauricio Alvarez, Chief Executive Officer of the Adviser, has served as the portfolio manager of the Fund since the Fund’s inception on February 23, 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on days when the New York Stock Exchange is open for regular trading through a financial advisor, by mail (Strategic Global Long/Short Fund, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235), by wire, or by telephone toll-free at 1-800-673-0550. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$1,000	$100
Traditional and Roth IRA Accounts	$1,000	$100
Automatic Investment Plan	$1,000	$50
Gift Account for Minors	$1,000	$100

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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